UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 17, 2005

THE J. JILL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22480	04-2973769
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4 Batterymarch Park, Quincy, MA		02169-7468
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (617) 376-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On June 17, 2005, The J. Jill Group, Inc. (the “Company”) entered into an amendment of the Fifth Amended and Restated Loan Agreement dated as of June 29, 2001, as amended, between Citizens Bank of Massachusetts, individually and as agent, the other lenders named therein and the Company for the purpose of modifying the Company’s debt service coverage covenant.  A copy of the amendment to the loan agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01                                             Financial Statements and Exhibits.

(c)   Exhibits

10.1                           Sixth Amendment to Fifth Amended and Restated Loan Agreement, dated June 17, 2005, by and among the Company and Citizens Bank of Massachusetts, HSBC Bank USA, National Association, and TD Banknorth, N.A., formerly known as Banknorth, N.A. and Citizens Bank of Massachusetts as agent for the lenders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. JILL GROUP, INC.

Date: June 21, 2005	By:	/s/ Olga L. Conley
Olga L. Conley
Executive Vice President/
Chief Administrative Officer and
Chief Financial Officer
(Principal Financial Officer)